UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2020
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UNIVERSAL CORPORATION
(Exact name of registrant as specified in its charter)
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Virginia		001-00652	54-0414210
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue,	Richmond,	Virginia	23235
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code
(804) 359-9311

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbols	Name of Exchange on which registered
Common Stock, no par value	UVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 2.02.	Results of Operations and Financial Condition.

Universal Corporation (the “Company”) issued a press release on February 4, 2020, discussing its results for the quarter ended December 31, 2019. The press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2020, the Board of Directors (the “Board”) of Universal Corporation (the “Company”) increased the size of the Board to nine members and appointed Jacqueline T. Williams to serve as a new director of the Company, both effective April 1, 2020. The Board has determined that Ms. Williams qualifies as an independent director in accordance with the New York Stock Exchange Listing Standards and the Company’s Corporate Governance Guidelines. The Board anticipates naming Ms. Williams to serve on one or more additional committees of the Board in the future.
Ms. Williams, age 67, has more than 25 years of experience in government, business and financial industry organizations and currently serves as Director of the Ohio Department of Commerce, which she was appointed to by the governor of Ohio in 2015. Ms. Williams previously served as Chief of Minority Business Development with Ohio’s Development Services Agency from 2013 to 2015 and as Executive Director of the Ohio Liquor Control Commission from 2012 to 2013. She previously worked for the New America Foundation as Director in the College Savings Initiative from 2009 to 2011 and served as Executive Director for the Ohio Tuition Trust Authority from 1999 to 2009. Ms. Williams spent the first 15 years of her career with AT&T, a telecommunications, media and entertainment, and technology company. Ms. Williams has served on numerous boards for the public sector, including as a current member of the board of the Ohio Housing Finance Agency, and previously as a member of the Ohio Minority Development Finance Advisory Board and the Columbus Cancer Clinic. Ms. Williams additionally served as board chair of the Ohio Minority Business Advisory Council and the College Savings Plan Network.
Ms. Williams’ compensation will be consistent with the compensation policies applicable to the Company’s other non-employee directors as disclosed in the Company’s Proxy Statement for the Company’s 2019 Annual Meeting of Shareholders.
There are no arrangements or understandings between Ms. Williams and any other person pursuant to which she was selected as director, and there are no transactions between Ms. Williams and the Company that would require disclosure under Item 404(a) of Regulation S-K.
The Company issued a press release on February 4, 2020 announcing the appointment of Ms. Williams, a copy of which is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 8.01.	Other Events.

On February 4, 2020, the Company issued a press release announcing a quarterly dividend for the Company’s common stock. The press release is attached as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	No.	Description

	99.1	Press release dated February 4, 2020, announcing financial results for the quarter ended December 31, 2019.

	99.2	Press release dated February 4, 2020, announcing quarterly dividend.

	99.3	Press release dated February 4, 2020, announcing appointment of Jacqueline T. Williams to Board of Directors.

	101	Interactive Data File (submitted electronically herewith).*

101.INS XBRL Instance Document - the instance document does not appear in the Interactive Data File because its Inline XBRL tags are embedded within the Inline XBRL document. 101.SCH XBRL Taxonomy Extension Schema Document 101.CAL XBRL Taxonomy Extension Calculation Linkbase Document 101.DEF XBRL Taxonomy Extension Definition Linkbase Document 101.LAB XBRL Taxonomy Extension Label Linkbase Document 101.PRE XBRL Taxonomy Extension Presentation Linkbase Document In accordance with Rule 406T of Regulation S-T, the Inline XBRL related information in Exhibit 101 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section and shall not be part of any registration or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

	104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
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*Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date:	February 4, 2020	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit
Number	Document

99.1	Press release dated February 4, 2020, announcing financial results for the quarter ended December 31, 2019.

99.2	Press release dated February 4, 2020, announcing quarterly dividend.

99.3	Press release dated February 4, 2020, announcing appointment of Jacqueline T. Williams to Board of Directors.

101	Interactive Data File (submitted electronically herewith).*

101.INS XBRL Instance Document - the instance document does not appear in the Interactive Data File because its Inline XBRL tags are embedded within the Inline XBRL document. 101.SCH XBRL Taxonomy Extension Schema Document 101.CAL XBRL Taxonomy Extension Calculation Linkbase Document 101.DEF XBRL Taxonomy Extension Definition Linkbase Document 101.LAB XBRL Taxonomy Extension Label Linkbase Document 101.PRE XBRL Taxonomy Extension Presentation Linkbase Document In accordance with Rule 406T of Regulation S-T, the Inline XBRL related information in Exhibit 101 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section and shall not be part of any registration or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
__________
*Filed herewith